Prudential Government Securities Trust
                       Statement of Additional Information
                             dated February 3, 1997


    Prudential Government Securities Trust (the Trust) is offered in three series: the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that any series' investment objective will be achieved.


    The Trust's address is Gateway Center Three, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information sets forth information about each of the series. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Money Market Series Prospectus, U.S. Treasury Money Market Series Prospectus or Short-Intermediate Term Series Prospectus, each dated February 3, 1997, copies of which may be obtained from the Trust upon request.


                                TABLE OF CONTENTS

                                                                             Cross-reference   Cross-reference
                                                           Cross-reference   to page in U.S.     to page in
                                                             to page in      Treasury Money   Short-Intermediate
                                                            Money Market      Market Series         Term
                                                  Page    Series Prospectus    Prospectus     Series Prospectus
                                                  ----    -----------------  ---------------  ------------------

General Information ............................. B-2             3                12                22
Investment Objective(s) and Policies ............ B-3
    Money Market Series ......................... B-4             7                 -
    U.S. Treasury Money Market Series ........... B-6             -                 6                 -
    Short-Intermediate Term Series .............. B-6             -                 -                 6
Portfolio Turnover .............................. B-15            -                 -                 -
Investment Restrictions ......................... B-16            9                 8                16
Trustees and Officers ........................... B-18            9                 8                16
Manager ......................................... B-21            9                 8                17
Distributor ..................................... B-23           10                 9                18
Portfolio Transactions and Brokerage ............ B-25           11                10                19
Shareholder Investment Account .................. B-25           20                20                27
Net Asset Value ................................. B-28           11                10                19
Performance Information ......................... B-29
    Money Market Series and U.S. Treasury
      Money Market Series-Calculation of Yield .. B-29            7                 6                 -
    Short-Intermediate Term Series-Calculation
      of Yield and Total Return ................. B-29            -                 -                20
Taxes ........................................... B-30           12                11                20
Custodian and Transfer and Dividend Disbursing
    Agent and Independent Accountants ........... B-30           11                10                19
Financial Statements ............................ B-32            -                 -                 -
Report of Independent Accountants ............... B-45            -                 -                 -
Appendix I-General Investment Information ....... I-1             -                 -                 -
Appendix II-Historical Performance Data ......... II-1            -                 -                 -
Appendix III-Information Relating to
  The Prudential ................................ III-1


----------------------------------------------------------------------------------------------------------------

111B                                                                                                     430145A

                               GENERAL INFORMATION

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust." The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability: under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Trust are of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

    The Declaration of Trust further provides that no trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, wilful misfeasance, gross negligence, or reckless disregard of his or its duties. It also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of trustees, officers, employees or agents of the Trust against all liability in connection with the affairs of the Trust.

    Other distinctions between a corporation and a Massachusetts  business trust
include  the  absence  of  a  requirement   that  business  trusts  issue  share
certificates.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    Pursuant to the Declaration of Trust, the Trustees initially authorized the issuance of an unlimited number of full and fractional shares of a single class. In connection with the establishment of the Short-Intermediate Term Series (formerly the Intermediate Term Series) on July 1, 1982, the Trustees designated the outstanding shares and shares that may thereafter be issued under previous authority as the shares of the Money Market Series. On November 1, 1991, the Trustees established the U.S. Treasury Money Market Series by designating it out of the unissued shares of beneficial interest of the Trust. In so designating, the Trustees did not change any of the existing shareholders' preferences, privileges, limitations or voting rights. Each share of the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series represents an equal proportionate interest in the assets of the Trust attributable to the respective series with each other share of the respective series. The Declaration of Trust permits the Trustees to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the shares of any series in the assets of the Trust attributable to such series. If the assets attributable to one series of shares are insufficient to satisfy its liabilities, the assets of other series could be subjected to such liabilities. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust attributable to the series of which shares are held and available for distribution to shareholders. Shares have no preemptive, appraisal or conversion rights and, except as may be otherwise indicated hereby, no preference rights. Shares are fully paid and nonassessable by the Trust.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares and classes within such series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Trust) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act of 1940, as amended (the Investment Company Act), shareholders of any additional series or class of shares would normally have to approve any changes in the management contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all trustees being selected, while the holders of the remaining shares would be unable to elect any trustees.

    On April 22, 1983, the Trustees at a meeting of the Board of Trustees approved an amendment to the Declaration of Trust to effect a name change from Chancellor Government Securities Trust to Prudential-Bache Government Securities Trust. On February 28, 1991, the Trustees approved an amendment to the Fund's Declaration of Trust to change the Trust's name from Prudential-Bache Government Securities Trust to Prudential Government Securities Trust. On May 2, 1995, the Trustees approved a change in the name of the Intermediate Term Series to the Short-Intermediate Term Series.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series operate as separate funds with their own investment objectives and policies. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. For a further description of the investment objectives and policies for each series see "How the Trust Invests-Investment Objective and Policies" in their respective Prospectuses. There can be no assurance that any series' investment objective will be achieved.

    The investment adviser maintains a credit unit which provides credit analysis and research on taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial statements supplied by corporate (and governmental) issuers to evaluate sales, earnings, projected growth and seek to achieve an allocation among different sectors, coupons and maturities to achieve each Series' investment goals. The portfolio manager also seeks bonds with a high level of call protection.

    In order to achieve their objectives, the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series
(collectively referred to as the Series), each acting independently of the other, may, when appropriate, invest in the types of instruments and use certain strategies described below:

    Repurchase Agreements. The Trust's repurchase agreements will be collateralized by U.S. Government obligations. The Trust will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Trustees. The Trust's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Trust will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Trust will suffer a loss.


    The Trust participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF or the Manager) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Trust may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


    Illiquid Securities. The Trust may not hold more than 10% of the net assets of any Series (15% in the case of the Short-Intermediate Term Series) in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics);
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Money Market Series


    The Money Market Series seeks to achieve its objectives by investing in United States Government securities that mature within thirteen months from date of purchase, including a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit of the United States" Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Series may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may only be satisfied by the individual credits of each issuing agency. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Money Market Series will invest at least 80% of its assets in such types of government securities.


    The Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

    The Money Market Series may also invest in fully insured certificates of deposit. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit
(CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured. The Money Market Series may invest in such CDs, limited to the insured amount of principal ($100,000) in each case and to 10% or less of the gross assets of the Money Market Series in all such CDs in the aggregate. Such CDs may or may not have a readily available market, and the investment of the Money Market Series in CDs which do not have a readily available market is further limited by the restriction on investment by the Money Market Series of not more than 10% of assets in securities for which there is no readily available market. See "Investment Restrictions."

    The Money Market Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. As a result, the Money Market Series may not necessarily invest in securities with the highest available yield. The Money Market Series will not, however, invest in securities with remaining maturities of more than thirteen months or maintain a dollar-weighted average maturity which exceeds 90 days. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while frequently paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than are shorter-term issues. Thus, when rates on new securities increase, the value of outstanding longer-term securities may decline and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline. See "Net Asset Value." In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Money Market Series may have to borrow money and incur interest expense. Either occurrence would adversely affect the amount of daily dividends and could result in a decline in daily net asset value per share or the reduction by the Money Market Series of the number of shares held in a shareholder's account. The Money Market Series will attempt to minimize these risks by investing in longer-term securities, subject to the foregoing limitations, when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Money Market Series will be successful in achieving this objective.

    Liquidity Puts. The Money Market Series may also purchase instruments of the types described in this section together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Money Market Series pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Money Market Series' investment objective and applicable rules issued by the SEC and subject to the supervision of the Trustees, the purpose of this practice is to permit the Money Market Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Money Market Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Money Market Series' investment adviser considers, among other things, the amount of cash available to the Money Market Series, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Money Market Series' portfolio.

    Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Money Market Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Money Market Series is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

    The Money Market Series values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

U.S. Treasury Money Market Series

    The U.S. Treasury Money Market Series seeks to achieve its objective by investing in U.S. Treasury securities, including bills,notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

    The U.S. Treasury Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.


    The U.S. Treasury Money Market Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes, but may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash or U.S. Treasury obligations having a value equal to or greater than the Series' purchase commitments.


    The  Series'  investment  objective  is to  achieve  a high  level of income consistent with providing reasonable safety. In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See "How the Trust Invests-Investment Objective and Policies" in the Prospectus.

    The Short-Intermediate Term Series intends to vary the proportion of its holdings of longer and shorter-term debt securities in order to reflect its assessment of prospective changes in interest rates even if such action may adversely affect current income. For example, if, in the opinion of the Short-Intermediate Term Series' investment adviser, interest rates generally are expected to decline, the Short-Intermediate Term Series may sell its shorter-term securities and purchase longer-term securities in order to benefit from greater expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the investment adviser's ability to forecast changes in interest rates. Moreover, the Short-Intermediate Term Series intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials. In addition, if, in the opinion of the investment adviser market conditions warrant, the Short-Intermediate Term Series may purchase U. S. Government securities at a discount or trade securities in response to fluctuations in interest rates to provide for the prospect of modest capital appreciation at maturity.

U.S. Government Securities

    Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Short-Intermediate Term Series may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC certificates. See "Mortgage-Backed Securities" below. Mortgages backing the securities which may be purchased by the Short-Intermediate Term Series include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominately principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.


    During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Short-Intermediate Term Series reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Short-Intermediate Term Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgaged-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. The value of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


    Special Considerations. Fixed income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Short-Intermediate Term Series.

    At a time when the Short-Intermediate Term Series has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Short-Intermediate Term Series. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Short-Intermediate Term Series' capital gains distribution. Accordingly, the Short-Intermediate Term Series would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Additional Risks-Options Transactions and Related Risks."

Mortgage-Backed Securities

    As discussed in the Prospectus, the mortgage-backed securities purchased by the Short-Intermediate Term Series evidence an interest in a specific pool of mortgages. Such securities may be issued by GNMA, FNMA and FHLMC.

    GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

    The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

    FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

    Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

    Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

    FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

    FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

    FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

    The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

    Adjustable Rate Mortgage Securities. The Short-Intermediate Term Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

    The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

    There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District

Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.


    Collateralized Mortgage Obligations. Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission (SEC), and the Short-Intermediate Term Series may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by the Short-Intermediate Term Series in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Short-Intermediate Term Series' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies.


    Other Investments. Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Short-Intermediate Term Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Short-Intermediate Term Series will not invest more than 5% of its assets in such custodial receipts.

Options Transactions and Related Risks

    The Short-Intermediate Term Series may purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers (OTC Options).

    Options on Securities. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Short-Intermediate Term Series writes a call option, the Short-Intermediate Term Series loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Short-Intermediate Term Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The writer of an option retains the amount of any premium paid for the writing of the option. The Series' maximum gain with respect to an option written is the premium. In the case of a covered call option that is not exercised, the amount of any premium may be offset or exceeded by a decline in the value of the securities underlying the call option that the Series must retain in order to maintain the "cover" on such option and, with respect to put options written, the amount of any premium may be offset or exceeded by the difference between the then current market price of the underlying security and the strike price of the put option (the price at which the Series must purchase the underlying security).

    The Short-Intermediate Term Series may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Short-Intermediate Term Series may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Short-Intermediate Term Series' investments and therefore the put option may not provide complete protection against a decline in the value of the Short-Intermediate Term Series' investments below the level sought to be protected by the put option.

    The Short-Intermediate Term Series may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Short-Intermediate Term Series may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Short-Intermediate Term Series intends to acquire. In such circumstances the Short-Intermediate Term Series will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Short-Intermediate Term Series is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Short-Intermediate Term Series.

    The Short-Intermediate Term Series may write options on securities in connection with buy-and-write transactions; that is, the Short-Intermediate Term Series may purchase a security and concurrently write a call option against that security.

    The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Short-Intermediate Term Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Short-Intermediate Term Series' purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

    Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Short-Intermediate Term Series and its contra-party with no clearing organization guarantee. Thus, when the Short-Intermediate Term Series purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Short-Intermediate Term Series as well as the loss of the expected benefit of the transaction. The Board of Trustees of the Trust will approve a list of dealers with which the Short-Intermediate Term Series may engage in OTC options.

    When the Short-Intermediate Term Series writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Short-Intermediate Term Series originally wrote the OTC option. While the
Short-Intermediate Term Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Short-Intermediate Term Series, there can be no assurance that the Short-Intermediate Term Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Short-Intermediate Term Series is able to effect a closing purchase transaction in a covered OTC call option the Short-Intermediate Term Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Short-Intermediate Term Series may be unable to liquidate an OTC option.

    OTC options purchased by the Short-Intermediate Term Series will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Short-Intermediate Term Series will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Short-Intermediate Term Series may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


    The Short-Intermediate Term Series may write only "covered" options. This means that so long as the Short-Intermediate Term Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Trust's Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). In the case of a straddle written by the Short-Intermediate Term Series, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money." "Liquid assets" as used in the each Series' Prospectus and the Statement of Additional Information include cash, U.S. Government Securities, equity securities, or other liquid unencumbered assets.


    Options on Securities Indices. The Short-Intermediate Term Series also may purchase and write put and call options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Short-Intermediate Term Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Short-Intermediate Term Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Short-Intermediate Term Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Short-Intermediate Term Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

    When the Short-Intermediate Term Series writes an option on a securities index, it will be required to deposit with the Trust's Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Short-Intermediate Term Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Short-Intermediate Term Series will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

    Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Short-Intermediate Term Series may expire worthless, in which case the Short-Intermediate Term Series would lose the premium paid therefor.

    Options On GNMA Certificates. Options on GNMA Certificates are not currently traded on any Exchange. However, the Short-Intermediate Term Series may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Short-Intermediate Term Series as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Short-Intermediate Term Series will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Short-Intermediate Term Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Short-Intermediate Term Series will no longer be covered, and the Short-Intermediate Term Series will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Short-Intermediate Term Series closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

    Risks of Options Transactions. An exchange-traded option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Short-Intermediate Term Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Short-Intermediate Term Series would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Short-Intermediate Term Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or The Options Clearing Corporation (the OCC) to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In  the   event  of  the   bankruptcy   of  a  broker   through   which  the
Short-Intermediate Term Series engages in options transactions, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Short-Intermediate Term Series, the Short-Intermediate Term Series could experience a loss of all or part of the value of the option. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    Futures Contracts. As a purchaser of a futures contract (futures contract), the Short-Intermediate Term Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Short-Intermediate Term Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Short-Intermediate Term Series may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR).

    The Short-Intermediate Term Series will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Short-Intermediate Term Series' portfolio securities may fall, the Short-Intermediate Term Series may sell a futures contract. If declining interest rates are anticipated, the Short-Intermediate Term Series may purchase a futures contract to protect against a potential increase in the price of securities the Short-Intermediate Term Series intends to purchase. Subsequently, appropriate securities may be purchased by the Short-Intermediate Term Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short-Intermediate Term Series will be able to enter into a closing transaction.


    When the Short-Intermediate Term Series enters into a futures contract it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges. Under a recently adopted SEC rule, Short-Intermediate Term Series may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.


    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract which will be returned to the Short-Intermediate Term Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Short-Intermediate Term Series may be required to make subsequent deposits into the segregated account, maintained at the Trust's Custodian for that purpose, of cash or U.S. Government securities, called
"variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.

    Options on Futures Contracts. The Short-Intermediate Term Series may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The Short-Intermediate Term Series may only write "covered" put and call options on futures contracts. The Short-Intermediate Term Series will be considered "covered" with respect to a call option it writes on a futures contract if the Short-Intermediate Term Series owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations equal to the fluctuating value of the optioned future. The Short-Intermediate Term Series will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Short-Intermediate Term Series with the Trust's Custodian with respect to such option). There is no limitation on the amount of the Short-Intermediate Term Series' assets which can be placed in the segregated account.


    The Short-Intermediate Term Series may purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

    Risks of Transactions in Futures Contracts and Related Options. The Short-Intermediate Term Series may sell a futures contract to protect against the decline in the value of securities held by the Short-Intermediate Term Series. However, it is possible that the futures market may advance and the value of securities held in the Short-Intermediate Term Series' portfolio may decline. If this were to occur, the Short-Intermediate Term Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    If the Short-Intermediate Term Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Short-Intermediate Term Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Short-Intermediate Term Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the Commodities Futures Trading Commission, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Short-Intermediate Term Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Short-Intermediate Term Series; (b) cash held by the Short-Intermediate Term Series; (c) cash proceeds due to the Short-Intermediate Term Series on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.


    If the Short-Intermediate Term Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the Custodian, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Short-Intermediate Term Series to purchase the same contract at a price no higher than the price at which the short position was established.


    In addition, if the Short-Intermediate Term Series holds a long position in a futures contract, it will hold cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Short-Intermediate Term Series by the Trust's Custodian or a futures commissions merchant. Alternatively, the Short-Intermediate Term Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Short-Intermediate Term Series.



    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Short-Intermediate Term Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Short-Intermediate Term Series has insufficient cash, it may be disadvantageous to do so. In addition, the Short-Intermediate Term Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Short-Intermediate Term Series' ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in transactions in futures or options thereon, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Short-Intermediate Term Series' portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Short-Intermediate Term Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Short-Intermediate Term Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Short-Intermediate Term Series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Short-Intermediate Term Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Short-Intermediate Term Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

Securities Lending

    Consistent with applicable regulatory requirements, the Short-Intermediate Term Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Short-Intermediate Term Series and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Short-Intermediate Term Series continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice, or by the Short-Intermediate Term Series on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Short-Intermediate Term Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However,these loans of portfolio securities will only be made to firms deemed by the Short-Intermediate Term Series' investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Short-Intermediate Term Series. Any gain or loss in the market price during the loan period would inure to the Short-Intermediate Term Series. The creditworthiness of firms to which the Short-Intermediate Term Series lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Short-Intermediate Term Series will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Short-Intermediate Term Series' investment in such loaned securities. The Short-Intermediate Term Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.


Interest Rate Swap Transactions


    The Short-Intermediate Term Series may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Short-Intermediate Term Series will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Short-Intermediate Term Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Short-Intermediate Term Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Short-Intermediate Term Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's Custodian. To the extent that the Short-Intermediate Term Series enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Short-Intermediate Term Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Short-Intermediate Term Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


    The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Short-Intermediate Term Series would diminish compared to what it would have been if this investment technique was never used.

    The Short-Intermediate Term Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Short-Intermediate Term Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Short-Intermediate Term Series' risk of loss consists of the net amount of interest payments, if any, that the Short-Intermediate Term Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Short-Intermediate Term Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Short-Intermediate Term Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Trust's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Trust's Board of Trustees.

                               PORTFOLIO TURNOVER

    The Money Market Series and the U.S. Treasury Money Market Series intend normally to hold their portfolio securities to maturity. The Money Market Series and the U.S. Treasury Money Market Series do not normally expect to trade portfolio securities although they may do so to take advantage of short-term market movements. The Money Market Series and the U.S. Treasury Money Market Series will make purchases and sales of portfolio securities with a government securities dealer on a net price basis; brokerage commissions are not normally charged on the purchase or sale of U.S. Treasury Securities. See "Portfolio Transactions and Brokerage."


    Although the Short-Intermediate Term Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Short-Intermediate Term Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Short-Intermediate Term Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Short-Intermediate Term Series were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Short-Intermediate Term Series. The portfolio turnover rate for the Short-Intermediate Term Series for the fiscal years ended November 30, 1995 and 1996 was 217% and 132%, respectively.

                             INVESTMENT RESTRICTIONS

    The Trust's fundamental policies as they affect a particular Series cannot be changed without the approval of the outstanding shares of such Series by a vote which is the lesser of (i) 67% or more of the voting securities of such Series represented at a meeting at which more than 50% of the outstanding voting securities of such Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. With respect to the submission of a change in fundamental policy or investment objective to a particular Series, such matters shall be deemed to have been effectively acted upon with respect to all Series of the Trust if a majority of the outstanding voting securities of the particular Series votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

Money Market Series

    The following investment restrictions are fundamental policies of the Trust with respect to the Money Market Series of the Trust and may not be changed except as described above.

    The Trust may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

     3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

     4. Purchase or sell real estate or real estate mortgage loans.

     5. Purchase securities on margin or sell short.

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

     7. Underwrite securities of other issuers.

     8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

    10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Trust's net assets would be committed. Short-Intermediate Term Series

    The following investment restrictions are fundamental policies of the Trust with respect to the Short-Intermediate Term Series of the Trust and may not be changed except as described above.

    The Trust may not:

    1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33-1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33-1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions reverse repurchase agreements or dollar rolls or the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Series to the Trustees of the Trust pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    2. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to 30% of the Series' total assets).

    3. Purchase or sell real estate or real estate mortgage loans, except that the Series may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.

    4. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

    5. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Series' net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs, except that the Fund may purchase and sell financial futures contracts and options thereon.

    7. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    8. Purchase securities on a when-issued basis if, as a result, more than 15% of the Series' net assets would be committed.

U.S. Treasury Money Market Series

    In connection with its investment objective and policies as set forth in the Prospectus, the U.S. Treasury Money Market Series has adopted the following investment restrictions.

    The U.S. Treasury Money Market Series may not:

    1. Invest in any securities other than U.S. Treasury obligations.

    2. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions).

    3. Make short sales of securities or maintain a short position.

    4. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure such borrowings.

    5. Buy or sell real estate or interests in real estate.

    6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal laws.

    7. Make investments for the purpose of exercising control or management.

    8. Invest in interests in oil, gas or other mineral exploration or development programs.

    9. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of any Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                                            TRUSTEES AND OFFICERS

                          Position with                                   Principal Occupations
Name, Address and Age(1)      Trust                                        During Past 5 Years
------------------------  -------------                                   ---------------------
Edward D. Beach (72)         Trustee           President and Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture Industries,
                                               Inc.; Certified Public Accountant; Secretary and Treasurer of Broyhill
                                               Family Foundation, Inc.; Member of the Board of Trustees of Mars Hill
                                               College; President, Treasurer and Director of The High Yield Plus Fund,
                                               Inc. and First Financial Fund. Inc.; President and Director of Global
                                               Utility Fund, Inc.

Eugene C. Dorsey (69)        Trustee           Retired President, Chief Executive Officer and Trustee of the Gannett
                                               Foundation (now Freedom Forum); former Publisher of four Gannett newspapers and Vice President of Gannett Company; past Chairman of
                                               Independent Sector (national coalition of philanthropic organizations);
                                               former Chairman of the American Council for the Arts; Director of the
                                               Advisory Board of Chase Manhattan Bank of Rochester and The High
                                               Yield Income Fund Inc.

Delayne Dedrick Gold (58)    Trustee           Marketing and Management Consultant.

*Robert F. Gunia (50)        Vice President    Chief Administrative Officer (July 1990-September 1996), Director
                             and Trustee       (January 1989-September 1996), Executive Vice President, Treasurer
                                               and Chief Financial Officer (June 1987-September 1996) of Prudential
                                               Mutual Fund Management, Inc.; Comptroller of Prudential Investments
                                               (since May 1996); Senior Vice President (since March 1987) of
                                               Prudential Securities Incorporated (Prudential Securities); Vice
                                               President and Director of The Asia Pacific Fund, Inc. (since May 1989).

*Harry A. Jacobs, Jr. (75)   Trustee           Senior Director (since January 1986) of Prudential Securities; formerly
One New York Plaza                             Interim Chairman and Chief Executive Officer of Prudential Mutual
New York, NY                                   Fund Management, Inc. (June-September 1993); formerly Chairman of the Board of Prudential Securities (1982-1985) and Chairman of the
                                               Board and Chief Executive Officer of Bache Group, Inc. (1977-1982);
                                               Director of the Center for National Policy, The First Australia Fund, Inc.
                                               and The First Australia Prime Income Fund, Inc.; Trustee of the Trudeau
                                               Institute.

-------------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance
  Company of America (Prudential) or Prudential Securities.



                          Position with                                   Principal Occupations
Name, Address and Age(1)      Trust                                        During Past 5 Years
------------------------  -------------                                   ---------------------
Donald D. Lennox (78)        Trustee           Chairman (since February 1990) and Director (since April 1989) of
                                               International Imaging Materials, Inc.; Retired Chairman, Chief
                                               Executive Officer and Director of Shlegel Corporation (industrial manufacturing) (March 1987-February 1989); Director of Gleason
                                               Corporation, Personal Sound Technologies, Inc. and The High Yleld
                                               Income Fund, Inc.

*Mendel A. Melzer (35)       Trustee           Chief Investment  Officer (since October 1996) of Prudential Mutual
751 Broad Street                               Funds; formerly Chief Financial Officer of Prudential Investments
Newark,  NJ                                    (November 1995-September 1996), Senior Vice President and Chief
                                               Financial Officer of Prudential Preferred Financial Services (April 1993-
                                               November 1995), Managing Director of Prudential Investment
                                               Advisors (April 1991-April 1993) and Senior Vice President of
                                               Prudential Capital Corporation (July 1989-April 1991).

Thomas T. Mooney (55)        Trustee           President of the Greater Rochester Metro Chamber of Commerce;
                                               formerly Rochester City Manager; Trustee of Center for Governmental
                                               Research, Inc.; Director of Monroe County Water Authority, Rochester
                                               Jobs, Inc., Blue Cross of Rochester, Executive Service Corps of
                                               Rochester, Monroe County Industrial Development Corporation,
                                               Northeast Midwest Institute, First Financial Fund. Inc., The Global
                                               Government Plus Fund, Inc. and The High Yield Plus Fund, Inc.

Thomas H. O'Brien (72)       Trustee           President of O'Brien Associates (Financial and Management
                                               Consultants) (since April 1984); formerly President of Jamaica Water
                                               Securities Corp. (holding company) (February 1989-August 1990);
                                               Chairman of the Board and Chief Executive Officer (September 1987-
                                               February 1989) of Jamaica Water Supply Company and Director
                                               (September 1987-April 1991); Director of Ridgewood Savings Bank;
                                               Trustee of Hofstra University.

*Richard A. Redeker (53)     President         Employee of Prudential Investments; formerly President, Chief
                             and Trustee       Executive Officer and Director (October 1993-September 1996) of
                                               Prudential Mutual Fund Management, Inc.; Executive Vice President,
                                               Director and Member of Operating Committee (October 1993-
                                               September 1996), Prudential Securities; Director (since October 1993-
                                               September 1996), Prudential Securities Group, Inc.; Executive Vice
                                               President, The Prudential Investment Corporation (since January
                                               1994); previously Senior Executive Vice President and Director of
                                               Kemper Financial Services, Inc. (September 1978-September 1993);
                                               President and Director of The High Yield Income Fund, Inc.

-------------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential
Securities.


                          Position with                                   Principal Occupations
Name, Address and Age         Trust                                        During Past 5 Years
---------------------     -------------                                   ---------------------

Nancy H. Teeters (66)        Trustee           Economist; formerly Vice President and Chief Economist (March 1986-
                                               June 1990) of International Business Machines Corporation; Director
                                               of Inland Steel Industries (since July 1991) and First Financial Fund,
                                               Inc.

Louis A. Weil, III (55)      Trustee           Publisher and Chief Executive Officer (since January 1996) and
                                               Director (since September 1991) of Central Newspapers, Inc.;
                                               Chairman of the Board (since January 1996), Publisher and Chief
                                               Executive Officer (August 1991-December 1995) of Phoenix
                                               Newspapers, Inc.; prior thereto, Publisher of Time Magazine (May
                                               1989-March 1991); formerly President, Publisher and Chief Executive
                                               Officer of The Detroit News (February 1986-August 1989); formerly member of the Advisory Board, Chase Manhattan Bank-Westchester.

S. Jane Rose (50)            Secretary         Senior Vice President (January 1991-September 1996) and Senior
                                               Counsel (June 1987-September 1996) of Prudential Mutual Fund
                                               Management, Inc.; Senior Vice President and Senior Counsel (since
                                               June 1992) of Prudential Securities; formerly Vice President and
                                               Associate General Counsel of Prudential Securities.

Eugene S. Stark (38)         Treasurer         First Vice President (January 1990-September 1996) of Prudential
                             and               Mutual Fund Management, Inc.
                             Principal
                             Financial
                             and
                             Accounting
                             Officer

Stephen M. Ungerman (43)     Assistant         First Vice President of Prudential Mutual Fund Management, Inc.
                             Treasurer         (February 1993-September 1996); Tax Director of Prudential
                                               Investments and the Private Asset Group of Prudential (since March
                                               1996); prior thereto, Senior Tax Manager of Price Waterhouse (1981-
                                               January 1993).

---------------
(1)Unless otherwise noted the address for each of the above persons is c/o: Prudential Mutual Fund Management LLC, Gateway
   Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.


    Trustees of the Trust are elected by the holders of the shares of all Series of the Trust, and not separately by holders of each Series voting as a class.

    Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager," and "Distributor," review such actions and decide on general policy.

    The Trust pays each of its directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) annual compensation of $9,000, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $200 per year.

    Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Trust (the Trust Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Lennox is scheduled to retire on December 31, 1997, Mr. Jacobs is scheduled to retire on December 31, 1998, and Messrs. Beach and O'Brien are scheduled to retire on December 31, 1999.


    Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


    On October 30, 1996, at an annual meeting of shareholders, shareholders of record on August 9, 1996, voted to elect new Trustees of the Trust and to continue the services of Ms. Gold and Messrs. Redeker and Weil as Trustees of the Trust. The following table sets forth the aggregate compensation paid by the Portfolio for the fiscal year ended November 30, 1996 to current Trustees of the Trust, as well as to Trustees of the Trust who served during the Trust's 1996 fiscal year. The table also shows aggregate compensation paid to those Trustees for service on Boards of all funds managed by Prudential Mutual Fund Management LLC, including the Trust, for the calendar year ended December 31, 1995.


                                         Compensation Table
                                                                                                       Total
                                                               Pension or                          Compensation
                                                               Retirement                           From Trust
                                             Aggregate     Benefits Accrued     Estimated Annual     and Fund
                                            Compensation   As Part of Trust      Benefits Upon     Complex Paid
              Name and Position              From Trust        Expenses            Retirement       to Trustees
              -----------------             ------------   ----------------     ----------------   ------------


Edward D. Beach-Trustee ...................... $  -              None                  N/A        $183,500(22/43)**
Eugene C. Dorsey-Trustee ..................... $  -              None                  N/A        $ 85,783*(10/34)**
Delayne Dedrick Gold-Trustee ................. $9,200            None                  N/A        $183,250(24/45)**
Robert F. Gunia-Trustee and Vice President ...    -              None                  N/A        $      -
Arthur Hauspurg-Former Trustee ............... $9,000            None                  N/A        $      -
Harry A. Jacobs, Jr.-Trustee ................. $  -              None                  N/A        $      -
Donald D. Lennox-Trustee .....................    -              None                  N/A        $ 86,250(10/22)**
Mendel A. Melzer-Trustee .....................    -              None                  N/A        $      -
Thomas T. Mooney-Trustee ..................... $  -              None                  N/A        $125,625(14/19)**
Stephen P. Munn-Former Trustee ............... $9,000            None                  N/A        $      -
Thomas H. O'Brien-Trustee .................... $  -              None                  N/A        $ 44,000(6/24)**
Richard A. Redeker-Trustee and President...... $  -              None                  N/A        $      -
Nancy H. Teeters-Trustee ..................... $9,000            None                  N/A        $107,500(13/31)**
Louis A. Weil, III-Trustee ................... $9,000            None                  N/A        $ 93,750(11/16)**


--------------
*Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund complex (including the Trust).

    As of January 10, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.

    As of January 10, 1997, Prudential Securities was the record holder for other beneficial owners of 10,527,990 Short-Intermediate Term Series Shares (or 55% of such shares outstanding), 419,317,775 Money Market Series Class A Shares (or 69% of such shares outstanding), 0 Class Z Shares (or 0% of such shares outstanding) and 442,626,745 U.S. Treasury Money Market Series Shares (or 72% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                     MANAGER


    The Manager of the Trust is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PMF serves as manager of all of the investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See "How the Trust is Managed-Manager" in the Prospectus of each Series. As of December 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.2 billion. According to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities Incorporated and Prudential. PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) and Prudential

Mutual Fund  Investment  Management.  PMFS serves as the transfer  agent for the
Prudential   Mutual  Funds  and,  in  addition,   provides   customer   service,
recordkeeping and management and administration services to qualified plans.


    Pursuant to a management agreement with the Trust (the Management Agreement), PMF, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition and loan of securities and other investments. PMF is obligated to keep certain books and records of the Trust in connection therewith. PMF is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in the portfolio management. The management services of PMF to the Trust are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    PMF has authorized any of its directors, officers and employees who have been elected as trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by PMF under the Management Agreement may be furnished by any such directors, officers or employees of PMF. In connection with the services it renders, PMF bears the following expenses:

    (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager;

    (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to a subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with PMF or PIC, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity, directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.

    The Trust pays a fee to PMF for the services performed and the facilities furnished by PMF, computed daily and payable monthly, at an annual rate of .40 of 1% of the Short-Intermediate Term Series' and the U.S. Treasury Money Market Series' average daily net assets and at an annual rate of .40 of 1% of the average daily net assets up to $1 billion, .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion of the average daily net assets of the Money Market Series. The Management Agreement also provides that in the event the expenses of a Series (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series are then qualified for offer and sale, PMF will reduce its fee by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Series. Any such reductions are subject to readjustment during the year. Currently, the Trust believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the average daily net assets of each Series up to $30 million, 2% of the average daily net assets of each Series from $30 million to $100 million and 1 1/2% of any excess over $100 million. The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996 and by a majority of the outstanding shares of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and a majority of the outstanding shares of the U.S. Treasury Money Market Series on November 26, 1991.

    For the fiscal year ended November 30, 1996, the Trust paid management fees to PMF of $2,362,419, $810,455 and $1,572,239 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1995, the Trust paid management fees to PMF of $2,390,395, $838,085 and $1,381,478 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1994 the Trust paid management fees to PMF of $2,931,469, $1,229,526 and $1,233,814 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively.


    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC furnish investment advisory services in connection with the management of the Trust. In connection therewith, PIC is obligated to keep certain books and records of the Trust. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of those services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Trust by a unit of the Subadviser known as Prudential Mutual Fund Investment Management.


    The Subadvisory Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996, and by the shareholders of each of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and the shareholders of the U.S. Treasury Money Market Series on November 26, 1991.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Trust, PMF or PIC upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts.


                                   DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, has entered into an agreement with the Trust under which Prudential Securities acts as distributor for the Trust's shares. Prudential Securities is engaged in the securities underwriting and securities and commodities brokerage business and is a member of the New York Stock Exchange, other major securities and commodities exchanges and the NASD. Prudential Securities is also engaged in the investment advisory business. Prudential Securities is a wholly-owned subsidiary of Prudential Securities Group Inc., which is an indirect, wholly-owned subsidiary of Prudential. The services it provides to the Trust are discussed in each Series' Prospectus. See "How the Trust is Managed-Distributor."


Distribution and Service Plans. See "How the Trust is Managed-Distributor" in the Prospectus of each Series.



    During the fiscal year ended November 30, 1996 PMFD and PSI incurred distribution expenses in the aggregate of $736,434 and $491,325 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, all of which was recovered through the distribution fee paid by each Series to PMFD and PSI. It is estimated that of these amounts approximately $578,100 (78.5%) and $388,147 (78.0%) was spent on payment of account servicing fees to financial advisers for the Money Market Series and U.S. Treasury Money Market Series, respectively, and $158,334 (21.5%) and $103,178 (22.0%) on allocation of overhead and other branch office distribution-related expenses for the Money Market Series and U.S. Treasury Money Market Series, respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of shares of the series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of shares of the series, and (d) other incidental expenses relating to branch promotion of sales of the series. Reimbursable distribution expenses do not include any direct interest or carrying charges.


    For the fiscal year ended November 30, 1996, Prudential Securities received $409,005 from the Short-Intermediate Term Series under the Plan all of which was spent on behalf of the Short-Intermediate Term Series or the payment of account servicing fees to financial advisers.

    On May 2, 1995, the Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operating of the Plans (Rule 12b-1 Trustees) at a meeting called for the purpose of voting on each Plan, approved amendments to the plans changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 8, 1996. The Plans were last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such Plans on May 8, 1996 and, as amended, were approved by the shareholders of each Series on July 19, 1995.

    In each Distribution and Service Agreement, the Trust has agreed to indemnify Prudential Securities or PMFD to the extent permitted by applicable law against certain liabilities under the Securities Act.

    Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

    The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable Series, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Series (as defined in the Investment Company Act). Each Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

    So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness and the level of payments provided therein.


    The Distribution Agreements provide that each shall terminate automatically if assigned and that each may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Distribution Agreement was last approved by the Trustees, including all of the 12b-1 Trustees on May 8, 1996. On November 3, 1995, the Trustees approved the transfer of the Distribution Agreements for the Money Market Series and U.S. Treasury Money Market Series with PMFD to Prudential Securities.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager and PIC are responsible for decisions to buy and sell securities for the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, arranging the execution of portfolio security transactions on each Series' behalf, and the selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. Each Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

    The policy of each of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.


    The Trust paid no brokerage commissions for the fiscal years ended November 30, 1994, 1995 and 1996.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Trust, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account.

Procedure for Multiple Accounts

    Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

    PMFS provides each institution with a written confirmation for each transaction in sub-accounts. Further, PMFS provides, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

    Further information on the sub-accounting system and procedures is available from the Transfer Agent, Prudential Securities or Prusec.

Automatic Reinvestment of Dividends and Distributions

    For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the applicable Series at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

Exchange Privilege

    The Trust makes available to its Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shareholders the privilege of exchanging their shares for shares of either of the other Series and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A shares of such other Prudential Mutual Funds may also be exchanged for Class A shares of the Money Market Series and for shares of the Short-Intermediate Term Series and U.S. Treasury Money Market Series. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


Class A.

    Shareholders of the Trust may exchange their Class A shares for Class A shares of the Prudential Mutual Funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange.


    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
           (New York Money Market Series)
          (New Jersey Money Market Series)

        Prudential MoneyMart Assets
        Prudential Tax-Free Money Fund, Inc.

    Shareholders of the Trust may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.


Class Z.

    Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Trust's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging-Short-Intermediate Term Series

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

     Period of
     Monthly investments:       $100,000   $150,000   $200,000   $250,000
     --------------------       --------   --------   --------   --------
     25 Years                   $    110   $    165   $    220   $    275
     20 Years                        176        264        352        440
     15 Years                        296        444        592        740
     10 Years                        555        833      1,110      1,388
      5 Years                      1,371      2,057      2,742      3,428

    See "Automatic Savings Accumulation Plan."

--------------
    1Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

    2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in any Series' shares each month by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of that Series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

    A systematic withdrawal plan is available for shareholders having shares of the Trust held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the applicable series at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Individual Retirement Accounts

    An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            Tax-Deferred Compounding1

          Contributions            Personal
            Made Over:             Savings                IRA
            ----------             -------                ---
          10 years                 $ 26,165            $ 31,291
          15 years                   44,675              58,649
          20 years                   68,109              98,846
          25 years                   97,780             157,909
          30 years                  135,346             244,692

--------------
    1The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

Mutual Fund Programs

    From time to time, a Series of the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

Money Market Series and U.S. Treasury Money Market Series

    Amortized Cost Valuation. The Money Market Series and the U.S. Treasury Money Market Series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Securities and Exchange Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the Money Market Series and the U.S. Treasury Money Market Series, the Trustees have determined to maintain a dollar-weighted average maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with the provisions of Rule 2a-7 of the Investment Company Act. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, both Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

Short-Intermediate Term Series

    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of the Short-Intermediate Term Series' securities. In accordance with procedures adopted by the Trustees, the value of each U.S. Government security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Manager under procedures established under the general supervision and responsibility of the Trustees.

    Short-term investments which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity when acquired by the Intermediate Series was more than 60 days, unless this is determined not to represent fair value by the Trustees.

Time Net Asset Value is Calculated


    The Trust will calculate its net asset value at 4:15 P.M., New York time, for the Short-Intermediate Term Series and at 4:30 P.M. for the Money Market Series and U.S. Treasury Money Market Series, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of a series' securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Short-Intermediate Term Series' shares shall be determined at a time between such closing and 4:15 P.M. New York time and at a time between such closing and 4:30 PM for the Money Market Series' and US Treasury Money Market Series' shares.

                             PERFORMANCE INFORMATION

Money Market Series and U.S. Treasury Money Market Series-Calculation of Yield

    The Money Market Series and U.S. Treasury Money Market Series will each prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Series and U.S. Treasury Money Market Series' portfolios and their operating expenses. The Money Market Series and U.S. Treasury Money Market Series may also each prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Effective yield = [(base period return + 1)365/7] -1

    The U.S. Treasury Money Market Series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of the yield is attributable to securities, the income of which is exempt for state and local income tax purposes. This portion of the yield will then be divided by one minus the maximum state tax rate of individual taxpayers and then added to the portion of the yield that is attributable to other securities.

    Comparative performance information may be used from time to time in advertising or marketing the Money Market Series' and U.S. Treasury Money Market Series' shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.

    The Money Market Series' and U.S. Treasury Money Market Series' yields fluctuate, and annualized yield quotations are not a representation by the Money Market Series or U.S. Treasury Money Market Series as to what an investment in the Money Market Series and U.S. Treasury Money Market Series will actually yield for any given period. Yield for the Money Market Series and U.S. Treasury Money Market Series will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of each series' income and expenses.

Short-Intermediate  Term  Series-Calculation  of Yield and Total Return

    Yield. The Short-Intermediate Term Series may from time to time advertise its yield as calculated over a 30-day period. Yield will be computed by dividing the Short-Intermediate Term Series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. Yield is calculated according to the following formula:

                                        a - b
                           YIELD = 2 [ (------- + 1) 6 - 1 ]
                                          cd

    Where:  a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the net asset value per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Trust as to what an investment in the Intermediate Term Series will actually yield for any given period.


    The Short-Intermediate Term Series' 30-day yield for the period ended November 30, 1996 was 5.60%.


    Average Annual Total Return. The Short-Intermediate Term Series may from time to time advertise its average annual total return. See "How the Trust Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

    Where:  P = a hypothetical initial payment of $1,000.
            T = average annual total return.

            n = number of years.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.


    The Short-Intermediate Term Series' average annual total return for the one, five and ten year periods ended November 30, 1996 was 5.34%, 6.04% and 6.82%, respectively.


    Aggregate  Total  Return.  The  Short-Intermediate   Term  Series  may  also
advertise its aggregate total return. See "How the Trust Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

    Where:  P = a hypothetical initial payment of $1,000.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.


    The Short-Intermediate Term Series' aggregate total return for the one, five and ten year periods ended November 30, 1996 was 5.34%, 34.09% and 93.50%, respectively.


                                      TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). If each series qualifies as a regulated investment company, it will not be subject to federal income taxes on the taxable income it distributes to shareholders, provided at least 90% of its net investment income and net short-term capital gains earned in the taxable year is so distributed. To qualify for this treatment, each series must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from the gains on the sale or other disposition of securities held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series.

    The Internal Revenue Code imposes a 4% nondeductible excise tax to the extent any series fails to meet certain minimum distribution requirements by the end of each calendar year. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Trust and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

    See "Taxes, Dividends and Distributions" in the Prospectus of each series.

            CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT AND
                             INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust  Company,  One  Heritage  Drive,  North  Quincy,
Massachusetts 02171, has been retained to act as Custodian of the Trust's investments and in such capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. For the fiscal year ended November 30, 1996, the Short-Intermediate Term Series, Money Market Series and U.S. Treasury Money Market Series incurred fees of $200,000, $1,060,000 and $128,000, respectively, for the services of PMFS.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, serves as the Trust's independent auditors and in that capacity audits the Trust's annual financial statements.

Portfolio of Investments as              PRUDENTIAL GOVERNMENT SECURITIES
of November 30, 1996                     TRUST MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Federal Farm Credit Bank--1.9%
  $10,000    5.235%, 3/7/97                         $  9,860,400
      500    5.40%, 4/1/97                               499,601
                                                    ------------
                                                      10,360,001
------------------------------------------------------------
Federal Home Loan Bank--4.6%
    8,500    5.02%, 2/5/97                             8,498,467
    1,000    5.235%, 3/4/97                              986,477
    6,000    5.325%, 3/18/97                           5,999,458
   10,000    5.89%, 7/29/97                            9,993,065
                                                    ------------
                                                      25,477,467
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--1.7%
    9,500    5.33%, 12/2/96                            9,498,593
------------------------------------------------------------
Federal National Mortgage Association--30.4%
    2,000    8.20%, 12/23/96                           2,003,266
    6,000    5.23%, 1/28/97                            5,949,443
    6,500    5.23%, 3/27/97                            6,390,461
   18,000    5.30%, 4/4/97                            17,671,400
    8,000    5.48%, 4/24/97                            7,997,979
   15,000    5.205%, 4/29/97, F.R.N.                  14,993,679
   19,750    5.71%, 5/20/97                           19,740,642
   49,000    5.36%, 8/1/97, F.R.N.                    48,985,773
    9,805    5.36%, 8/22/97, F.R.N.                    9,800,850
    5,000    5.64%, 9/3/97                             4,983,665
   29,425    5.36%, 11/14/97, F.R.N.                  29,410,973
                                                    ------------
                                                     167,928,131
------------------------------------------------------------
Student Loan Marketing Association--3.3%
   18,000    7.56%, 12/9/96                           18,007,705
------------------------------------------------------------
Tennessee Valley Authority--0.2%
    1,000    6.00%, 1/15/97                            1,000,000
United States Treasury Notes--10.1%
  $10,000    6.875%, 2/28/97                        $ 10,040,747
   29,500    6.50%, 5/15/97                           29,636,433
    2,000    6.125%, 5/31/97                           2,002,979
   13,910    6.50%, 8/15/97                           13,967,985
                                                    ------------
                                                      55,648,144
------------------------------------------------------------
Repurchase Agreements(a)--47.9%
   54,367    Bear Stearns & Co., 5.37%, dated
                11/26/96, due 12/03/96 in the
                amount of $54,423,768 (cost
                $54,367,000; the value of the
                collateral including accrued
                interest is $55,659,688)              54,367,000
   25,000    Merrill Lynch, 5.37%, dated
                11/26/96, due 12/03/96 in the
                amount of $25,026,104 (cost
                $25,000,000; the value of the
                collateral including accrued
                interest is $25,502,384)              25,000,000
    8,118    Morgan Stanley & Co., 5.32%, dated
                11/25/96, due 12/02/96 in the
                amount of $8,126,398 (cost
                $8,118,000; the value of the
                collateral including accrued
                interest is $8,392,804)                8,118,000
   26,500    Morgan Stanley & Co., 5.38%, dated
                11/27/96, due 12/04/96 in the
                amount of $26,527,722 (cost
                $26,500,000; the value of the
                collateral including accrued
                interest is $27,397,057)              26,500,000
      500    Morgan Stanley & Co., 5.29%, dated
                11/07/96, due 12/06/96 in the
                amount of $502,131 (cost
                $500,000; the value of the
                collateral including accrued
                interest is $516,926)                    500,000

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as              PRUDENTIAL GOVERNMENT SECURITIES
of November 30, 1996                     TRUST MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Repurchase Agreements(a) (cont'd.)
  $21,000    Morgan Stanley & Co., 5.32%, dated
                11/19/96, due 12/12/96 in the
                amount of $21,071,377 (cost
                $21,000,000; the value of the
                collateral including accrued
                interest is $21,710,875)            $ 21,000,000
   56,000    Nomura Securities International
                Inc., 5.43%, dated 11/27/96, due
                12/02/96 in the amount of
                $56,042,233 (cost $56,000,000;
                the value of the collateral
                including accrued interest is
                $57,121,929)                          56,000,000
    5,764    Smith Barney Inc., 5.40%, dated
                11/27/96, due 12/04/96 in the
                amount of $5,783,021 (cost
                $5,764,000; the value of the
                collateral including accrued
                interest is $5,879,280)                5,764,000
    9,000    Smith Barney Inc., 5.32%, dated
                11/04/96, due 12/05/96 in the
                amount of $9,041,230 (cost
                $9,000,000; the value of the
                collateral including accrued
                interest is $9,180,000)                9,000,000
   11,000    Smith Barney Inc., 5.31%, dated
                11/12/96, due 12/16/96 in the
                amount of $11,055,165 (cost
                $11,000,000; the value of the
                collateral including accrued
                interest is $11,220,000)              11,000,000
   13,000    Smith Barney Inc., 5.33%, dated
                11/27/96, due 12/30/96 in the
                amount of $13,063,516 (cost
                $13,000,000; the value of the
                collateral including accrued
                interest is $13,260,000)              13,000,000
  $34,522    UBS Securities Inc., 5.75%, dated
                11/29/96, due 12/03/96 in the
                amount of $34,544,056 (cost
                $34,522,000; the value of the
                collateral including accrued
                interest is $35,212,622)            $ 34,522,000
                                                    ------------
                                                     264,771,000
------------------------------------------------------------
Total Investments--100.1%
             (amortized cost $552,691,041(b))        552,691,041
             Liabilities in excess of other
                assets--(0.1%)                          (568,298)
                                                    ------------
             Net Assets--100%                       $552,122,743
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1996.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as              PRUDENTIAL GOVERNMENT SECURITIES TRUST
of November 30, 1996                     SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--100.7%
------------------------------------------------------------
Asset-Backed--13.5%
              Daimler Benz Vehicle Trust
  $10,000     5.85%, 7/20/03                        $ 10,003,125
              Ford Credit Auto Lease Trust
   10,000     5.80%, 5/15/99                          10,000,000
              Main Place Funding Corporation
    5,000     5.585%, 7/17/98, F.R.N.                  5,000,000
                                                    ------------
                                                      25,003,125
------------------------------------------------------------
Collateralized Mortgage Obligations--10.2%
              GMAC Commercial Mortgage Security
   10,088     6.79%, 9/15/03, Series 96               10,138,671
              Resolution Trust Corporation
    3,732     6.593%, 12/25/20, CMO, Series 1992       3,749,691
              Structured Asset Securities Corp.
    5,000     6.759%, 2/25/28, CMO, Series 1996        5,040,625
                                                    ------------
                                                      18,928,987
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--11.4%
   15,000     6.45%, 6/4/99                           15,133,650
    5,787     7.831%, 8/1/24, ARMS                     5,984,238
                                                    ------------
                                                      21,117,888
------------------------------------------------------------
Federal National Mortgage Association--20.3%
    4,242     7.435%, 8/1/06                           4,493,627
    8,471     7.445%, 8/1/06                           8,979,414
    8,648     7.50%, 10/1/06                           9,185,877
   14,500     8.00%, 1/1/99 - 12/01/99                14,949,775
                                                    ------------
                                                      37,608,693
------------------------------------------------------------
Government National Mortgage Association--17.5%
    7,422     9.00%, 6/15/98 - 9/15/09                 7,775,759
    9,541     8.00%, 6/15/23 - 12/15/24                9,916,273
   14,493     7.50%, 10/15/25 - 1/15/26               14,712,536
                                                    ------------
                                                      32,404,568
United States Treasury Notes--27.8%
  $11,000(a)  7.375%, 11/15/97                      $ 11,190,740
   20,000(a)  8.25%, 7/15/98                          20,828,200
    1,000(a)  6.00%, 8/15/99                           1,008,280
   15,000(a)  6.375%, 9/30/01                         15,330,450
    3,000(a)  6.50%, 8/15/05                           3,091,410
                                                    ------------
                                                      51,449,080
                                                    ------------
              Total long-term investments
                 (cost $184,182,201)                 186,512,341
SHORT-TERM INVESTMENTS--6.7%
------------------------------------------------------------
Commercial Paper--5.1%
              Kerr-McGee Credit Corporation
    2,008     5.40%, 12/12/96                          2,004,687
              Tyson Foods
    7,420     5.37%, 12/16/96                          7,403,398
                                                    ------------
              (cost $9,408,085)                        9,408,085
                                                    ------------
Repurchase Agreement--1.6%
    3,030     Joint Repurchase Agreement Account,
                 5.68%, 12/2/96
                 (cost $3,030,000; Note 5)             3,030,000
                                                    ------------
              Total short-term investments
                 (cost $12,438,085)                   12,438,085
                                                    ------------
------------------------------------------------------------
Total Investments--107.4%
              (cost $196,620,286; Note 4)            198,950,426
              Liabilities in excess of other
                 assets--(7.4%)                      (13,715,761)
                                                    ------------
              Net Assets--100%                      $185,234,665
                                                    ------------
                                                    ------------

---------------
(a) Asset segregated for dollar rolls.
ARMS--Adjustable Rate Mortgage Security. The interest rate reflected is the rate in effect at November 30, 1996.
CMO--Collateralized Mortgage Obligation.
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1996.
--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1996
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
United States Treasury Bills--13.6%
   $4,570    5.10%, 12/19/96                        $  4,558,347
    9,945    5.105%, 12/19/96                          9,919,616
    6,814    5.11%, 12/19/96                           6,796,590
    1,755    5.125%, 12/19/96                          1,750,503
    7,005    5.15%, 12/19/96                           6,986,962
    2,200    5.19882%, 12/19/96                        2,194,281
    9,500    5.20%, 12/19/96                           9,475,300
                                                    ------------
                                                      41,681,599
------------------------------------------------------------
United States Treasury Notes--96.6%
   23,243    7.25%, 11/30/96                          23,243,000
  193,268    7.50%, 1/31/97                          193,946,983
   25,000    6.75%, 2/28/97                           25,087,742
   16,842    6.875%, 2/28/97                          16,905,317
   33,000    6.625%, 3/31/97                          33,144,142
    2,510    6.50%, 8/15/97                            2,518,131
                                                    ------------
                                                     294,845,315
------------------------------------------------------------
Total Investments--110.2%
             (amortized cost $336,526,914(a))        336,526,914
             Liabilities in excess of other
                assets--(10.2%)                      (31,197,337)
                                                    ------------
             Net Assets--100%                       $305,329,577
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities
November 30, 1996                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $552,691,041, $196,620,286 and $336,526,914,
  respectively).............................................................    $552,691,041     $198,950,426     $336,526,914
Cash........................................................................       1,017,178               --            2,698
Interest receivable.........................................................       2,436,225        1,952,188        6,834,430
Receivable for Series shares sold...........................................         534,588           11,927        3,117,887
Deferred expenses and other assets..........................................          13,524            5,011            8,294
                                                                                ------------     ------------     ------------
   Total assets.............................................................     556,692,556      200,919,552      346,490,223
                                                                                ------------     ------------     ------------
Liabilities
Payable for investments purchased...........................................              --       14,904,930       20,316,827
Payable for Series shares reacquired........................................       3,470,713          259,836       20,282,576
Dividends payable...........................................................         435,875          237,163          240,640
Due to Manager..............................................................         182,117           60,970          101,699
Due to Distributors.........................................................          30,542           18,400           16,851
Accrued expenses and other liabilities......................................         450,566          203,588          202,053
                                                                                ------------     ------------     ------------
   Total liabilities........................................................       4,569,813       15,684,887       41,160,646
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $552,122,743     $185,234,665     $305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  5,521,227     $    190,951     $  3,053,296
   Paid-in capital in excess of par.........................................     546,601,516      235,650,778      302,276,281
                                                                                ------------     ------------     ------------
                                                                                 552,122,743      235,841,729      305,329,577
   Distributions in excess of net investment income.........................              --          (86,689)              --
   Accumulated net realized losses..........................................              --      (52,850,515)              --
   Net unrealized appreciation of investments...............................              --        2,330,140               --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1996...............................................    $552,122,743     $185,234,665     $305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Shares of beneficial interest issued and outstanding........................     552,122,743       19,095,120      305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value.............................................................                            $9.70            $1.00
                                                                                                 ------------     ------------
                                                                                                 ------------     ------------
Class A:
   Net asset value, offering price and redemption price per share
      ($552,122,539 / 552,122,539 shares of common stock issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($204 / 204 shares of common stock issued and outstanding)............           $1.00
                                                                                ------------
                                                                                ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Statement of Operations
Year Ended November 30, 1996              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $32,326,163      $ 13,065,952       $ 20,531,847
                                                                                 -----------      ------------      -------------
Expenses
   Management fee...........................................................       2,362,419           810,455          1,572,239
   Distribution fee.........................................................         736,434           409,005            491,325
   Transfer agent's fees and expenses.......................................       1,220,000           240,000            151,000
   Custodian's fees and expenses............................................          97,000            22,000             69,000
   Registration fees........................................................         129,000           119,000             35,000
   Reports to shareholders..................................................         445,000           200,000            145,000
   Audit fee................................................................          44,000            39,000             40,000
   Trustees' fees...........................................................          12,000            12,500             12,000
   Insurance expense........................................................          15,300             6,000              5,000
   Legal fees...............................................................           8,000            21,000              7,000
   Amortization of deferred organization expenses...........................              --                --                300
   Miscellaneous............................................................           5,027             9,915              7,717
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       5,074,180         1,888,875          2,535,581
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      27,251,983        11,177,077         17,996,266
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions.........................          82,865        (1,939,815)           231,117
Net change in unrealized appreciation of investments........................              --           699,817                 --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................          82,865        (1,239,998)           231,117
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $27,334,848      $  9,937,079       $ 18,227,383
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Changes in Net Assets        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             Short-                        U.S. Treasury
                                          Money Market                    Intermediate                     Money Market
                                             Series                        Term Series                        Series
                                 -------------------------------   ---------------------------    -------------------------------
                                                                    Year ended November 30,
Increase (Decrease)              ------------------------------------------------------------------------------------------------
in Net Assets                         1996             1995            1996           1995             1996             1995
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations
   Net investment income.......  $   27,251,983   $   30,759,256   $ 11,177,077   $ 12,199,911    $   17,996,266   $   17,294,732
   Net realized gain (loss) on
      investment
      transactions.............          82,865           39,057     (1,939,815)     7,255,112           231,117          251,743
   Net change in unrealized
      appreciation/depreciation
      of investments...........              --               --        699,817      5,231,521                --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase in net assets
      resulting from
      operations...............      27,334,848       30,798,313      9,937,079     24,686,544        18,227,383       17,546,475
                                 --------------   --------------   ------------   ------------    --------------   --------------
Net equalization debits........              --               --             --       (413,787)               --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (27,334,848)     (30,798,313)   (11,380,459)   (11,844,750)      (18,227,383)     (17,546,475)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
   Net proceeds from shares
      subscribed...............   1,688,126,619    1,668,939,755     38,324,541     40,102,462(b)  3,788,052,358    2,801,540,919
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      26,320,285       29,404,107      7,194,984      7,611,953        16,677,439       15,973,007
   Cost of shares reacquired...  (1,760,517,744)  (1,737,493,726)   (71,837,916)   (89,126,093)   (3,838,734,554)  (2,772,163,839)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......     (46,070,840)     (39,149,864)   (26,318,391)   (41,411,678)      (34,004,757)      45,350,087
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease)......     (46,070,840)     (39,149,864)   (27,761,771)   (28,983,671)      (34,004,757)      45,350,087
Net Assets
Beginning of year..............     598,193,583      637,343,447    212,996,436    241,980,107       339,334,334      293,984,247
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of year....................  $  552,122,743   $  598,193,583   $185,234,665   $212,996,436    $  305,329,577   $  339,334,334
                                 --------------   --------------   ------------   ------------    --------------   --------------
                                 --------------   --------------   ------------   ------------    --------------   --------------

---------------
  (a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
  (b) Includes proceeds of $28,023,926 from the acquisition of the Prudential Adjustable Rate Securities Fund, Inc.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
Note 1. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.
Effective December 1, 1995, the Short-Intermediate Term Series began accruing income using the effective interest method which includes amortizing discounts and premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to December 1, 1995 the Short-Intermediate Term Series accrued coupon interest income and original issue discount and accounted for purchased discounts and premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease undistributed net investment income and increase net unrealized appreciation of investments by $797,340. Such accounting change had no effect on net assets or net asset value per share. Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls. There were no dollar rolls outstanding as of November 30, 1996.
Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Equalization: Effective December 1, 1995, the Short-Intermediate Term Series discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $1,277,251 of undistributed net investment income at November 30, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification had no effect on net assets, results of operations, or net asset value per share. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
effect of applying this statement (including the effect of accounting changes) was to decrease undistributed net investment income by $2,074,591, ($1,277,251 representing discontinuation of the accounting practice of equalization and $797,340 representing a cumulative adjustment for amortizing discounts and premiums on purchases of portfolio securities as adjustments to income), decrease accumulated net realized losses by $2,923,464 ($11,425,628 of which represents expiration of a portion of the capital loss carryforward offset by $8,502,164 of additional accumulated net realized capital losses resulting from the acquisition of Prudential Adjustable Rate Securities Fund, Inc.), decrease paid-in capital in excess of par by $1,646,213 and increase unrealized appreciation by $797,340.
Deferred Organization Expenses: Approximately $49,000 of expenses were incurred in connection with the organization and initial registration of the U.S. Treasury Series and such amount was deferred and amortized over a period of 60 months ended December, 1995.
Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.
The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PMF is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') assumed these responsibilities. The Fund compensates the distributors for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of .125% of each of the Series' average daily net assets. The distributors pay various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. The Fund also compensates PSI for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares. PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended November 30, 1996, the Fund incurred fees of approximately $1,060,000, $200,000, and $128,000, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1996 were $260,921,363 and $267,876,070, respectively.
For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was 196,626,252 and, accordingly, as of November 30, 1996, net unrealized appreciation of investments for federal income tax purposes was $2,324,174 (gross unrealized appreciation $2,510,363; gross unrealized depreciation--$186,189).
For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1996 of approximately $52,844,000 of which $19,180,000 expires in 1997, $6,864,000 expires in 1998, $4,746,000 expires in 1999, $3,422,000 expires in 2001, $16,699,000 expires in 2002 and
$1,933,000 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1996, approximately $11,426,000 of the capital loss carryforward expired unused.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1996, the Short-Intermediate Term Series had a 0.35% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $3,030,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $285,853,687.
CS First Boston Corp., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $290,562,688.
J.P. Morgan Securities, Inc., 5.65%, in the principal amount of $34,809,000, repurchase price $34,825,389, due 12/2/96. The value of the collateral including accrued interest was $35,526,121.
Smith Barney, Inc., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $286,599,817.
------------------------------------------------------------
Note 6. Capital
Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1995 and 1996 were as follows:

                                     Year ended November 30,
                                   ---------------------------
                                      1996            1995
                                   -----------    ------------
   Shares sold..................    3,978,671       4,167,583*
   Shares issued in reinvestment
     of dividends and
     distributions..............      749,149         809,302
   Shares reacquired............   (7,501,561 )    (9,498,358)
                                   -----------    ------------
   Net decrease.................   (2,773,741 )    (4,521,473)
                                   -----------    ------------
                                   -----------    ------------

* Includes 2,889,065 shares issued for the acquisition of the Prudential Adjustable Rate Securities Fund, Inc.
Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
Transactions in shares of beneficial interest for the Money Market Series for the period ended November 30, 1996 were as follows:

                                                  Year ended
                                                 November 30,
                                                     1996
                                                ---------------
Class A
----------------------------------------------
Shares sold...................................    1,686,769,968
Shares issued in reinvestment of dividends and
  distributions...............................       26,286,366
Shares reacquired.............................   (1,746,670,530)
                                                ---------------
Net decrease in shares outstanding before
  conversion..................................      (33,614,196)
Shares reacquired upon conversion into
  Class Z.....................................      (12,456,848)
                                                ---------------
Net decrease in shares outstanding............      (46,071,044)
                                                ---------------
                                                ---------------

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                 March 1, 1996
                                                    through
                                                 November 30,
                                                     1996
                                                ---------------
Class Z
----------------------------------------------
Shares sold...................................        1,356,651
Shares issued in reinvestment of dividends and
  distributions...............................           33,919
Shares reacquired.............................      (13,847,214)
                                                ---------------
Net decrease in shares outstanding before
  conversion..................................      (12,456,644)
Shares issued upon conversion from Class A....       12,456,848
                                                ---------------
Net increase in shares outstanding............              204
                                                ---------------
                                                ---------------

--------------------------------------------------------------------------------

                                      PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                  MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                          Class Z
                                                              Class A                                 ---------------
                                   --------------------------------------------------------------        March 1,
                                                                                                          1996(b)
                                                      Year Ended November 30,                             Through
                                   --------------------------------------------------------------      November 30,
                                     1996         1995         1994         1993          1992             1996
                                   --------     --------     --------     --------     ----------     ---------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $    1.000       $     1.000
Net investment income..........       0.046        0.052        0.033        0.026          0.035             0.038
Dividends from net investment
  income.......................      (0.046)      (0.052)      (0.033)      (0.026)        (0.035)           (0.038)
                                   --------     --------     --------     --------     ----------     ---------------
Net asset value, end of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $    1.000       $     1.000
                                   --------     --------     --------     --------     ----------     ---------------
                                   --------     --------     --------     --------     ----------     ---------------
TOTAL RETURN(a):...............        4.74%        5.20%        3.29%        2.62%          3.57%             3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................    $552,123     $598,194     $637,343     $919,503     $1,026,187       $       204(c)
Average net assets (000).......    $589,147     $597,599     $732,867     $950,988     $1,113,759       $     1,962
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.86%        0.78%        0.77%        0.72%          0.72%             0.68%(d)
   Expenses, excluding
      distribution fees........        0.73%        0.65%        0.64%        0.59%          0.60%             0.68%(d)
   Net investment income.......        4.63%        5.15%        3.19%        2.56%          3.42%             4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                 SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                      Year Ended November 30,
                                   --------------------------------------------------------------
                                     1996         1995         1994         1993          1992
                                   --------     --------     --------     --------     ----------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   year........................    $   9.74     $   9.17     $  10.06     $   9.97     $    10.00
                                   --------     --------     --------     --------     ----------
Income from investment
   operations
Net investment income..........        0.51         0.56         0.64         0.69           0.75
Net realized and unrealized
   gain (loss) on investment
   transactions................       (0.01)        0.55        (0.89)        0.11          (0.03)
                                   --------     --------     --------     --------     ----------
   Total from investment
      operations...............        0.50         1.11        (0.25)        0.80           0.72
                                   --------     --------     --------     --------     ----------
Less distributions
Dividends from net investment
   income......................       (0.54)       (0.54)       (0.52)       (0.69)         (0.75)
Tax return of capital
   distribution................          --           --        (0.12)       (0.02)            --
                                   --------     --------     --------     --------     ----------
Total distributions............       (0.54)       (0.54)       (0.64)       (0.71)         (0.75)
                                   --------     --------     --------     --------     ----------
Net asset value, end of year...    $   9.70     $   9.74     $   9.17     $  10.06     $     9.97
                                   --------     --------     --------     --------     ----------
                                   --------     --------     --------     --------     ----------
TOTAL RETURN(a):...............        5.34%       12.37%       (2.58)%       8.26%          7.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).......................    $185,235     $212,996     $241,980     $347,944     $  303,451
Average net assets (000).......    $186,567     $209,521     $307,382     $321,538     $  294,388
Ratios to average net assets:
   Expenses, including
      distribution fees........        1.01%        0.95%        0.84%        0.80%          0.79%
   Expenses, excluding
      distribution fees........        0.79%        0.75%        0.63%        0.59%          0.58%
   Net investment income.......        5.99%        5.82%        5.48%        6.80%          7.47%
Portfolio turnover rate........         132%         217%         431%          44%            60%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                   U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                     Year Ended November 30,
                                   ------------------------------------------------------------
                                     1996         1995         1994         1993         1992
                                   --------     --------     --------     --------     --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year.........................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income..........       0.046        0.050        0.033        0.025        0.034
Dividends from net investment
  income.......................      (0.046)      (0.050)      (0.033)      (0.025)      (0.034)
                                   --------     --------     --------     --------     --------
Net asset value, end of year...    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                   --------     --------     --------     --------     --------
                                   --------     --------     --------     --------     --------
TOTAL RETURN(a)................        4.75%        5.08%        3.31%        2.54%        3.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)........................    $305,330     $339,334     $293,984     $284,978     $233,600
Average net assets (000).......    $393,060     $345,369     $308,454     $273,313     $263,459
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.63%        0.62%        0.62%        0.66%        0.66%
   Expenses, excluding
      distribution fees........        0.51%        0.50%        0.50%        0.53%        0.54%
   Net investment income.......        4.57%        5.01%        3.21%        2.49%        3.29%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Government Securities Trust:
In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the ``Fund'') at November 30, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 24, 1997
--------------------------------------------------------------------------------

                                   APPENDIX I
                         GENERAL INVESTMENT INFORMATION


    The following terms are used in mutual fund investing.

Asset Allocation

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal (s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                     APPENDIX II HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    The following chart shows the long-term performance of various asset classes and the rate of inflation.

                Each Investment Provides A Different Opportunity




                                     CHART




Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvesting any gains. Bond returns are due mainly to reinvesting interest.
Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price inoex (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield corporate bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Trust Expenses" in each Series' prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


            Historical Total Returns of Different Bond Market Sectors





                                     CHART





1Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5Salomon Brothers World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

(left column)

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

                                     CHART

Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

(right column)

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                     CHART

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future perfomnance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     CHART




Source: Morgan Stanley Capital Intemational, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudenbal Mutual Fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



                                     CHART


-------------------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be constnued to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Trust, may provide useful information about the effects of a hypothetical investment diversified over different assets portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.




                                     CHART




--------------------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (UNA). Past perfomance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securites, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III-INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Trust-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Trust.

Information about Prudential

    The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide-one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31,1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.2

    Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

Information about the Prudential Mutual Funds

    Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers wno manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

--------------------
1Prudential Investment, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

2As of December 31, 1994.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Warrants and USA Today.

    Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchased.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    Trading Data4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6


    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.


------------------
3As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

4Trading data represents average daily transactions for portfolios of the Prudenbal Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

5Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Govemment, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Govemment and Mortgage Funds.

6As of December 31. 1994.


                                     III-2

Information about Prudential Securities

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.7

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In  1995,  Prudential   Securities'  equity  research  team  ranked  8th  in
Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities, analysts were ranked as first-team finishers.8

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------
7As of December 31, 1994.

8On an annual basis, Institutional Investor magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2.000 institutions and a group of European and Asian institutions.


                                     III-3